Reconciliations To Recorded Provision for Income Taxes (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Effective Income Tax Rate Reconciliation, Amount [Abstract]
Provision (benefit) at statutory rate	$ 343	$ 154	$ (475)
Increases (decreases) in taxes resulting from:
Income not subject to U.S. federal tax	(343)	(154)	475
State income taxes	6	1	(6)
Foreign operations — net	0	(81)	7
Provision (benefit) for income taxes	$ 6	$ (80)	$ 1